UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 6, 2015

W&T Offshore, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-32414	72-1121985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Nine Greenway Plaza, Suite 300

Houston, Texas 77046

(Address of Principal Executive Offices)

713.626.8525

(Registrant's Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance on previously Issued Financial statements or a Related Audit Report or Completed Interim Review

W&T Offshore, Inc. with its subsidiaries are referred to herein as “W&T,” “we,” “us,” “our,” the “Company” or similar terms.  Our interest in fields, leases, structures and equipment are primarily owned by W&T Offshore, Inc. (on a stand-alone basis, the “Parent Company”) and its 100%-owned subsidiary, W & T Energy VI, LLC (“Energy VI”).

Restatement of Previously Issued Financial Statements

On November 4, 2015, management presented to the Audit Committee of our Board of Directors (the “Audit Committee”) its recommendation that it was necessary to restate certain unaudited quarterly financial statements previously issued in 2015 in order to correct the Condensed Consolidated Statements of Cash Flows within those unaudited quarterly financial statements.  The Audit Committee concurred with this recommendation.

In connection with the preparation and review of the financial statements included in the Quarterly Report on Form 10-Q for the period ended September 30, 2015, we determined that we had been incorrectly presenting Net cash from operating activities and Net cash used in investing activities on the Condensed Consolidated Statements of Cash Flows by not properly adjusting amounts for non-cash activity related to investing activities.  This resulted in Net cash from operating activities being understated and Net cash used in investing activities being understated for the three month period ended March 31, 2015 and the six month period ended June 30, 2015.  In addition, the corresponding Condensed Consolidating Statements of Cash Flows contained within the Supplemental Guarantor Information included in the notes to those condensed consolidated financial statements had the same items understated for the same periods.

In applying guidance under Accounting Standards Codification Topic 250 – Accounting Changes and Error Corrections, we determined the error in presentation was material to the Condensed Consolidated Statements of Cash Flows for the three months ended March 31, 2015 and for the six months ended June 30, 2015.

The summary of the effects of the adjustments in the Condensed Consolidated Statements of Cash Flows are as follows (in thousands):

	Three Months Ended March 31, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidated Cash Flows (W&T including subsidiaries)
Net cash provided by operating activities	742	52,176	52,918
Net cash used in investing activities	(82,991)	(52,176)	(135,167)
Net cash provided by financing activities	66,950	—	66,950
Decrease in cash and cash equivalents	(15,299)	—	(15,299)
Cash and cash equivalents, end of period	8,367	—	8,367

	Six Months Ended June 30, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidated Cash Flows (W&T including subsidiaries)
Net cash provided by operating activities	30,061	50,849	80,910
Net cash used in investing activities	(151,703)	(50,849)	(202,552)
Net cash provided by financing activities	103,647	—	103,647
Decrease in cash and cash equivalents	(17,995)	—	(17,995)
Cash and cash equivalents, end of period	5,671	—	5,671

In addition to the effects of the adjustments noted above for the consolidated results, the summary of the effects of the corresponding adjustments for the entities presented in the Condensed Consolidating Statements of Cash Flows contained within the Supplemental Guarantor Information included in the notes to those condensed consolidated financial statements are as follows (in thousands):

	Three Months Ended March 31, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidating Cash Flows (Parent Company)
Net cash used in operating activities	(63,476)	22,562	(40,914)
Net cash used in investing activities	(18,773)	(22,562)	(41,335)
Net cash provided by financing activities	66,950	—	66,950
Decrease in cash and cash equivalents	(15,299)	—	(15,299)
Cash and cash equivalents, end of period	8,367	—	8,367

	Six Months Ended June 30, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidating Cash Flows (Parent Company)
Net cash used in operating activities	(94,175)	28,671	(65,504)
Net cash used in investing activities	(27,467)	(28,671)	(56,138)
Net cash provided by financing activities	103,647	—	103,647
Decrease in cash and cash equivalents	(17,995)	—	(17,995)
Cash and cash equivalents, end of period	5,671	—	5,671

	Three Months Ended March 31, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidating Cash Flows (Energy VI)
Net cash provided by operating activities	64,218	29,614	93,832
Net cash used in investing activities	(64,015)	(29,614)	(93,629)
Net cash provided by financing activities	(203)	—	(203)
Decrease in cash and cash equivalents	—	—	—
Cash and cash equivalents, end of period	—	—	—

	Six Months Ended June 30, 2015
	As Previously Reported	Adjustment	As Restated
Condensed Consolidating Cash Flows (Energy VI)
Net cash provided by in operating activities	124,236	22,178	146,414
Net cash used in investing activities	(125,681)	(22,178)	(147,859)
Net cash provided by financing activities	1,445	—	1,445
Decrease in cash and cash equivalents	—	—	—
Cash and cash equivalents, end of period	—	—	—

These adjustments did not have any effect on our Condensed Consolidated Balance Sheet, Condensed Consolidated Statements of Operations, Condensed Consolidated Statements of Changes in Shareholders’ Equity (Deficit), Condensed Consolidating Balance Sheets or the Condensed Consolidating Statements of Operations as of such dates and periods.  The adjustments had no effect on our cash balances or liquidity.

Accordingly, the previously issued condensed consolidated financial statements for the three months ended March 31, 2015 and for the six months ended June 30, 2015 should no longer be relied upon.  We are amending our Quarterly Reports for these periods to restate the Condensed Consolidated Statements of Cash Flows and the Condensed Consolidating Statements of Cash Flows and revise certain related information, including the discussion of our internal controls and procedures.

We have filed our Quarterly Report Form 10-Q for the period ended September 30, 2015, which has correctly adjusted items within the Condensed Consolidated Statements of Cash Flows and the Condensed Consolidating Statements of Cash Flows.

Our management, including our Audit Committee and our Chief Financial Officer, has discussed the matter related to the restatement described above with Ernst & Young LLP, our independent registered public accounting firm.

Management has considered the effect of the restatements on the effectiveness of our disclosure controls and procedures and internal control over financial reporting. Management has concluded that a material weakness in internal control over financial reporting existed during each of the affected interim periods for our operating controls related to the preparation of the Condensed Consolidated Statement of Cash Flows. Accordingly, our disclosure controls and procedures and internal control over financial reporting for the interim periods described above were not effective due to the material weakness related to the Condensed Consolidated Statements of Cash Flows as of the last date of the periods presented. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

Forward-Looking Statements

Statements contained in this Form 8-K should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2014 and other subsequent reports as some statements may be construed as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“the “Exchange Act”), which involve risks, uncertainties and assumptions.  If the risks or uncertainties materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, such as those statements that address activities, events or developments that we expect, believe or anticipate will or may occur in the future.  These statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate in the circumstances.  Known material risks that may affect our financial condition and results of operations are discussed in Item 1A, Risk Factors, and market risks are discussed in Item 7A, Quantitative and Qualitative Disclosures About Market Risk, of our Annual Report on Form 10-K and may be discussed or updated from time to time in subsequent reports filed with the SEC.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof.  We assume no obligation, nor do we intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: November 6, 2015	By:	/s/ John D. Gibbons
John D. Gibbons
Senior Vice President and Chief Financial Officer

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